UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 5, 2025

SL GREEN REALTY CORP.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation or organization)

1-13199	13-3956775
(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue		10017
New York,	New York	(Zip Code)
(Address of principal executive offices)

(212) 594-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     [☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 7.01.    Regulation FD Disclosure

SL Green Realty Corp. (the “Company”) held its 2025 Annual Investor Conference on Friday, December 5, 2025 (the “Investor Conference”). At the Investor Conference, the Company provided its earnings guidance for the year ended December 31, 2026 of net (loss) income per share (diluted) of $(0.27) to $0.03, and Nareit defined Funds From Operations (“FFO”) per share (diluted) of $4.40 to $4.70.

The presentation was available online via webcast on the Company's corporate website at www.slgreen.com under the “Investors - Presentations & Webcasts” section. An audio replay and a copy of the presentation will be available on the Company's corporate website.

The following table reconciles estimated earnings per share (diluted) to FFO per share (diluted) for the year ending December 31, 2026:

	Year Ending
	December 31,
	2026	2026
Net (loss) income per share attributable to SL Green stockholders (diluted)	$(0.27)	$0.03
Add:
Depreciation and amortization	2.58	2.58
Joint ventures depreciation and noncontrolling interests adjustments	3.29	3.29
Net loss attributable to noncontrolling interests	(0.12)	(0.12)
Less:
Loss on sale of real estate, net	(0.80)	(0.80)
Equity in net gain on sale of interest in unconsolidated joint venture / real estate	1.82	1.82
Depreciation on non-real estate assets	0.06	0.06
Funds From Operations per share attributable to SL Green common stockholders and unit holders (diluted)	$4.40	$4.70

The information being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 8.01.    Other Events

The Company has announced a modification to its dividend policy. Beginning in fiscal year 2026, ordinary dividends will be declared and paid quarterly rather than monthly. The Company's ordinary dividend will continue to be paid in cash.

Item 9.01.    Financial Statements and Exhibits

(d)     Exhibits

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Matthew J. DiLiberto
Matthew J. DiLiberto
Chief Financial Officer

Date: December 5, 2025